BLACKROCK FUNDS II

BlackRock Dynamic High Income Portfolio
(the “Fund”)

Supplement dated March 9, 2015
to the Summary Prospectus dated October 31, 2014

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Michael Fredericks	2014	Managing Director of BlackRock, Inc.
Justin Christofel, CFA	2014	Director of BlackRock, Inc.
Alex Shingler, CFA	2015	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.